ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued pre-clinical and clinical expenses	$ 4,287	$ 865
Accrued professional fees	345	312
Accrued compensation and benefits	0	56
Accrued patent expenses	54	126
Other	264	54
Total accrued expenses & other current liabilities	$ 4,950	$ 1,413